UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 7, 2004

                             FIRST FINANCIAL BANCORP
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                     0-12499                94-28222858
_______________________________    _____________________  ______________________
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
        incorporation)                                    Identification Number)


         FIRST FINANCIAL BANCORP
701 SOUTH HAM LANE, LODI, CALIFORNIA                              95242
_________________________________________                       __________
 (Address of principal executive offices)                       (Zip Code)


                                 (209)-367-2000
                                 ______________
              (Registrant's telephone number, including area code)

                                       N/A
                                       ___
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 7, 2004, First Financial Bancorp and its wholly-owned subsidiary Bank of Lodi, N.A. entered into an Agreement and Plan of Merger with Placer Sierra Bancshares and its wholly-owned subsidiary Placer Sierra Bank, pursuant to which Placer Sierra Bancshares will acquire First Financial Bancorp and Bank of Lodi, N.A., will be merged into Placer Sierra Bank.

The press release attached to this report as Exhibit 99.1 is incorporated herein by reference.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

         The exhibits to this report are incorporated by reference to the exhibit index which is attached hereto.

This communication is not a solicitation of a proxy from any security holder of First Financial Bancorp. However, First Financial Bancorp, and its directors and executive officers and certain other members of its management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of First Financial Bancorp in connection with the merger. Information about First Financial Bancorp, Placer Sierra Bancshares, the merger, the persons soliciting proxies in the merger and their interests in the merger, the directors and executive officers of First Financial Bancorp and their ownership in First Financial Bancorp stock and related matters will be set forth in a proxy statement relating to the shareholders meeting to be held to approve the merger. Security holders should read the proxy statement because it will contain important information. The proxy statement will be available in the near future.

Also, you will be able to obtain the proxy statement and other documents filed by First Financial Bancorp with the SEC free of charge at the SEC's website at http://www.sec.gov. These documents will also be available free of charge from Allen R. Christenson, Executive Vice President and Chief Financial Officer, First Financial Bancorp, 701 South Ham Lane, Lodi, California 95242 and on the Company's website at http://www.bankoflodi.com.

This report contains forward-looking statements with respect to the financial condition, results of operation and businesses of Placer Sierra Bancshares and First Financial Bancorp within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements that relate to future financial performance and condition, and pending mergers. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the Company's control. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others: (1) the receipt of regulatory and shareholder approval for the acquisition; (2) the success of Placer Sierra Bancshares at integrating First Financial Bancorp into its organization and achieving the targeted cost savings; (3) deterioration in general economic conditions, internationally, nationally or in the State of California; (4) increased competitive pressure among financial services companies; (5) changes in the interest rate environment reducing interest margins or increasing interest rate risk; (6) the impact of terrorist acts or military actions; and (7) other risks detailed in periodic reports filed by

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

Placer Sierra Bancshares and First Financial Bancorp with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and First Financial Bancorp does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:   September 9, 2004             First Financial Bancorp


                                               By:   /s/ALLEN R. CHRISTENSON
                                                     _______________________
                                               Name:    Allen R. Christenson
                                                        Executive Vice President
                                                        Chief Financial Officer


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


                                  EXHIBIT INDEX



EXHIBIT NO.                         DESCRIPTION

     2.1 Agreement and Plan of Merger by and among First Financial Bancorp, Bank of Lodi, N.A., Placer Sierra Bancshares and Placer Sierra Bank dated September 7, 2004 (incorporated by reference to Exhibit 2.1 to Current Report on Form 8-K of Placer Sierra Bancshares dated September 7, 2004, File No. 000-50652)

     99.1   First Financial Bancorp press release dated September 8, 2004


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